UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 20, 2004
Date of Report (date of earliest event reported)

CARRIER ACCESS CORPORATION

(Exact name of Registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	000-24597 (Commission File Number)	84-1208770 (I.R.S. Employer Identification Number)

5395 Pearl Parkway
Boulder, Colorado 80301
(Address of principal executive offices)

(303) 442-5455
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

     (c) Exhibits

Exhibit No.	Description
99.1	Press Release dated April 20, 2004, entitled “Carrier Access Reports First Quarter 2004 Financial Results.”

Item 12. Results of Operations and Financial Conditions

     On April 20, 2004, Carrier Access Corporation issued a press release reporting its results for the three months ended March 31, 2004. The press release is attached as Exhibit 99.1.

     The information in this report is to be considered “furnished” under the Securities Exchange Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER ACCESS CORPORATION
Date: April 20, 2004	By:	/s/ Timothy R. Anderson Timothy R. Anderson Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 20, 2004, entitled “Carrier Access Reports Fourth Quarter 2004 Financial Results.”